SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C.  20549

                          FORM 8-K/A No. 1

                           CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported) October 29, 1997






                         FirstEnergy Corp.
       (Exact name of Registrant as specified in its charter)


           Ohio	                    333-21011       34-1843785
(State or other jurisdiction of   (Commission    (I.R.S. Employer
incorporation)                    File Number)  Identification No.)

  76 South Main Street, Akron, Ohio                   44308
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: 330-384-5100




Item 7. Financial Statements

     The unaudited pro forma financial statements are amendments of unaudited pro forma financial statements reported on Form 8-K filed by FirstEnergy Corp. on November 10, 1997. They are based on actual results of operations of Ohio Edison Company and Centerior Energy Corporation (Centerior) as of September 30, 1997, adjusted for the purchase accounting adjustments reflecting the fair value analysis of the Centerior net assets which were acquired in the merger.

     The unaudited pro forma balance sheet of FirstEnergy as of September 30, 1997, set forth below, gives effect to the Merger as if it had been consummated on that date. The unaudited pro forma statements of income of FirstEnergy for the nine month periods ended September 30, 1997 and 1996 and the year ended December 31, 1996 set forth below, give effect to the Merger as if it had been consummated on January 1, 1997 and 1996, respectively. These statements are prepared using purchase accounting with the assumptions specified in the notes thereto. Purchase accounting adjustments are estimates and therefore subject to change within one year of consummation of the Merger.

     The following unaudited pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of Ohio Edison and Centerior. The following information does not reflect any potential cost reductions or synergies associated with the Merger and is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date as of which, or at the beginning of the periods for which, the Merger is being given effect, nor is it necessarily indicative of future financial position or operating results.

                                         FIRSTENERGY CORP.
                           UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                 SEPTEMBER 30, 1997
                                                   (IN MILLIONS)
                                                                           Pro Forma      Pro Forma
                                               Ohio Edison   Centerior    Adjustments     Combined
                                               -----------   ---------    -----------    ----------
Assets

Utility plant, net of depreciation               $5,180      $ 6,752   $ (2,569)(3a)         $9,363
Other property and investments                    1,158        1,123                          2,281
Current assets                                      488          512        (12)(3b)            988
Regulatory assets                                 1,628        2,237       (794)(3a)          3,071
Goodwill                                              0            0      2,029 (3c)          2,029
Other deferred charges                              267          195        (95)(3f)(3l)        367
                                                 ------      -------    --------            -------
Total Assets                                     $8,721      $10,819    $(1,441)            $18,099
                                                 ======      =======    =======             =======
Capitalization and Liabilities

Common shareholders' equity:
  Common stock and other paid-in capital         $2,102       $2,321    $  (739)(3d)         $3,684
    Retained earnings (deficit)                     630         (347)       347 (3d)            630
    Unallocated ESOP common shares                 (149)           0          0                (149)
                                                 ------       ------    -------              ------
    Total common shareholders' equity             2,583        1,974       (392)              4,165

Preferred stock:
  Not subject to mandatory redemption               161            0       (161)(3e)              0
  Subject to mandatory redemption                    15            0        (15)(3e)              0

Preferred stock of consolidated subsidiaries:
  Not subject to mandatory redemption                51          448        161(3e)             660
  Subject to mandatory redemption                    15          173         27(3e)(3f)         215
Ohio Edison obligated mandatorily redeemable
  preferred securities of subsidiary trust hold-
  ing solely Ohio Edison subordinated debentures    120            0                            120
Long-term debt                                    2,402        4,304        167 (3f)          6,873
                                                 ------      -------    -------            --------
Total capitalization                              5,347        6,899       (213)             12,033
Current liabilities                               1,164          837         69 (3b)(3m)      2,070
Accumulated deferred income taxes                 1,717        1,904     (1,326)(3k)          2,295
Accumulated deferred investment tax credits         189          243       (113)(3k)            319
Other liabilities                                   304          936        142 (3g)(3l)      1,382
                                                 ------      -------    -------             -------
Total Capitalization and Liabilities             $8,721      $10,819    $(1,441)            $18,099
                                                 ======      =======    =======             =======

                                         FIRSTENERGY CORP.
                   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                             NINE MONTHS ENDED SEPTEMBER 30, 1997
                           (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                          Pro Forma      Pro Forma
                                               Ohio Edison   Centerior    Adjustments     Combined
                                               -----------   ---------    -----------    ----------
Operating revenues                                $1,851      $1,927         $(19)(3h)     $3,759
                                                  ------      ------         ----          ------
Fuel and purchased power                             322         357           (6)(3h)        673
Other operation and maintenance expenses             500         554          (13)(3h)      1,041
                                                  ------      ------         ----          ------
Total operation and maintenance expenses             822         911          (19)          1,714
Depreciation and amortization, net                   319         263          (33)(3i)        549
General taxes                                        176         239                          415
Income taxes                                         141         107           14 (3k)        262
                                                  ------      ------         ----          -------
Total operating expense and taxes                  1,458       1,520          (38)          2,940
                                                  ------      ------         ----          ------
Operating income                                     393         407           19             819
Other income (expense)                                40          (7)                          33
                                                  ------      ------         ----          ------
Total income                                         433         400           19             852
                                                  ------      ------         ----          ------
Interest charges                                     178         256                          434
Allowance for borrowed funds used during
  construction and capitalized interest               (2)         (2)                          (4)
Subsidiaries' preferred stock dividend
  requirements                                        12          40           10 (3j)         62
                                                  ------      ------         ----          ------
Net interest and other charges                       188         294           10             492
                                                  ------      ------         -----         ------
Net income                                           245         106            9             360
Preferred stock dividend requirements                 10           -          (10)(3j)          -
                                                   -----      ------         ----          ------
Earnings on common stock                           $ 235      $  106         $ 19          $  360
                                                   =====      ======         ====          ======
Average common shares outstanding                    144         148          (70)            222
                                                   =====      ======         ====          ======
Earnings per share of common stock                 $1.63      $  .71                       $ 1.62
                                                   =====      ======                       ======

                                         FIRSTENERGY CORP.
                   UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                              NINE MONTHS ENDED SEPTEMBER 30, 1996
                            (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                          Pro Forma      Pro Forma
                                               Ohio Edison   Centerior    Adjustments     Combined
                                               -----------   ---------    -----------    ----------
Operating revenues                               $1,858       $1,941       $(14)(3h)       $3,785
                                                 ------       ------       ----            ------
Fuel and purchased power                            346          348         (3)(3h)          691
Other operation and maintenance expenses            491          595        (11)(3h)        1,075
                                                 ------       ------       ----            ------
Total operation and maintenance expenses            837          943        (14)            1,766
Depreciation and amortization, net                  285          259        (33)(3i)          511
General taxes                                       185          247                          432
Income taxes                                        146           94         14 (3k)          254
                                                 ------       ------       ----            ------
Total operating expense and taxes                 1,453        1,543        (33)            2,963
                                                 ------       ------       ----            ------
Operating income                                    405          398         19               822
Other income (expense)                               25           (5)                          20
                                                 ------       ------       ----            ------
Total income                                        430          393         19               842
                                                 ------       ------       ----            ------
Interest charges                                    178          254                          432
Allowance for borrowed funds used during
  construction and capitalized interest              (3)          (2)                          (5)
Subsidiaries' preferred stock dividend
  requirements                                       12           42         10 (3j)           64
                                                 ------       ------       ----            ------
Net interest and other charges                      187          294         10               491
                                                 ------       ------       ----            ------
Net income                                          243           99          9               351
Preferred stock dividend requirements                10            -        (10) (3j)           -
                                                 ------       ------       ----            ------
Earnings on common stock                         $  233       $   99       $ 19            $  351
                                                 ======       ======       ====            ======
Average common shares outstanding                   144          148        (70)              222
                                                 ======       ======       ====            ======
Earnings per share of common stock               $ 1.62       $  .67                       $ 1.58
                                                 ======       ======       ====            ======

                                         FIRSTENERGY CORP.
                     UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                     YEAR ENDED DECEMBER 31, 1996
                               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                          Pro Forma      Pro Forma
                                               Ohio Edison   Centerior    Adjustments     Combined
                                               -----------   ---------    -----------    ----------
Operating revenues                               $2,470       $2,553       $(17)(3h)       $5,006
                                                 ------       ------       ----            ------
Fuel and purchased power                            457          465         (4)(3h)          918
Other operation and maintenance expenses            668          794        (14)(3h)        1,448
                                                 ------       ------       ----            ------
Total operation and maintenance expenses          1,125        1,259        (18)            2,366
Depreciation and amortization, net                  384          347        (44)(3i)          687
General taxes                                       242          320          1 (3h)          563
Income taxes                                        189          111         19 (3k)          319
                                                 ------       ------       ----            ------
Total operating expense and taxes                 1,940        2,037        (42)            3,935
                                                 ------       ------       ----            ------
Operating income                                    530          516         25             1,071
Other income (expense)                               37           (5)                          32
                                                 ------        -----       ----            ------
Total income                                        567          511         25             1,103
                                                 ------        -----       ----            ------
Interest charges                                    240          337                          577
Allowance for borrowed funds used during
  construction and capitalized interest              (3)          (3)                          (6)
Subsidiaries' preferred stock dividend
  requirements                                       15           56         12(3j)            83
                                                 ------        -----       ----            ------
Net interest and other charges                      252          390         12               654
                                                 ------        -----       -----           ------
Net income                                          315          121         13               449
Preferred stock dividend requirements                12            -        (12)(3j)            -
                                                 ------        -----       ----            ------
Earnings on common stock                          $ 303        $ 121      $  25             $ 449
                                                  =====        =====      =====             =====
Average common shares outstanding                   144          148        (70)              222
                                                  =====        =====      =====             =====
Earnings per share of common stock                $2.10        $ .82                        $2.02
                                                  =====        =====                        =====

                         FIRSTENERGY CORP.

           NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

                          FINANCIAL STATEMENTS
---------------------------------------------------------------

Note 1 - Reclassifications

     Certain reclassifications have been made to the Centerior unaudited historical financial statements to conform to the presentation expected to be used by the merged companies.

Note 2- Exchange Ratios

     Under the Merger Agreement, each outstanding share of Ohio Edison Common Stock was converted into one share of FirstEnergy Common Stock, and each outstanding share of Centerior Common Stock was converted into 0.525 of a share of FirstEnergy Common Stock. These conversion numbers were used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

Note 3- Pro Forma Adjustments

     (a) As required by Accounting Principles Board Opinion No. 16, pro forma adjustments have been recognized by FirstEnergy to adjust Cleveland Electric (CEI) and Toledo Edison (Toledo) utility plant to fair value. The major adjustment relates to the nuclear generating units. Such adjustment has been based upon the results of an independent appraisal and on the estimated discounted future cash flows expected to be generated by their nuclear generating units. The estimated cash flows are based upon management's current view of the likely cost recovery associated with the nuclear units. As a result of discontinuing Statement of Financial Accounting Standards No. 71 for CEI and Toledo nuclear assets and operations, a pro forma adjustment has been made to reflect the write-off of certain regulatory assets prior to consummation of the merger.

     (b) A pro forma adjustment has been made to eliminate accounts receivable and payable between Ohio Edison and Centerior as of the balance sheet date.

     (c) A pro forma adjustment has been made to recognize goodwill in connection with the Merger. The goodwill represents the excess of the purchase price over Centerior's net assets after taking into account the pro forma adjustments. The carrying cost for all other assets and liabilities (except as described in (f), (g), (l), (m) and (k) below) is assumed to be equal to fair market value. If it is determined, within one year, that the ultimate fair market value of Centerior's net assets is more or less than their estimated carrying value at the time of consummation, goodwill would be adjusted accordingly. The


                              - 6 -
                            NOTES (Cont'd)
                            -----


purchase price was based on the imputed value to holders of Centerior Common Stock using a market value of Ohio Edison Common
Stock of $20.125 per share.

     (d) Pro forma equity adjustments recognize the elimination of Centerior's accumulated deficit as of the consummation of the Merger and the purchase price computed as described in (c) above.

     (e)  Pro forma adjustments have been made to reclassify Ohio
Edison preferred stock outstanding to subsidiary preferred stock outstanding on FirstEnergy's balance sheet.

     (f)  A pro forma adjustment has been made to recognize
Centerior's preferred stock of consolidated subsidiaries subject to mandatory redemption and long-term debt at estimated fair market value.

     (g)  A pro forma adjustment has been made to recognize
Centerior's net unamortized transition obligation related to certain retirement benefits.

     (h) Pro forma adjustments have been made to eliminate revenue and expense transactions between Ohio Edison and Centerior.

     (i) Pro forma adjustments have been made to recognize amortization of goodwill in connection with the Merger over a 40-year period, offset by reductions in depreciation expense resulting from the assumed revaluation of Centerior's assets described in (a) above.

     (j)  A pro forma adjustment has been made to reclassify Ohio
Edison's preferred stock dividend requirements to subsidiaries' preferred stock dividend requirements (a reduction to net income) on FirstEnergy's statement of income.

     (k) Pro forma adjustments have been made for the estimated tax effects of the adjustments discussed in (a), (f), (g), (i),
(l), and (m).

     (l) Pro forma adjustment for Beaver Valley Unit 2 deferred rent liability to reflect remaining payments on a straight-line basis.

     (m) Pro forma adjustment for estimated severance and other compensation costs payable.





















                                SIGNATURE







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 FIRSTENERGY CORP.



                                /s/Harvey L. Wagner
                             -------------------------
                                   Harvey L. Wagner
                                      Controller





Dated:  January 22, 1998



                                 - 8 -